SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         CLOVER COMMUNITY BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        CLOVER COMMUNITY BANKSHARES, INC.
                            NOTICE OF ANNUAL MEETING


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Clover Community Bankshares, Inc. will be held at Clover Community Bank, 124 North Main Street, Clover, South Carolina, on Monday, April 18, 2005, at 7:00 p.m., for the following purposes:

         (1)      To elect seven directors to each serve a one-year term; and

         (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 4, 2005, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

         Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

         Included with this notice is the Company's 2005 Proxy Statement. Also included is the Company's 2004 Annual Report to Shareholders.

                                      By Order of the Board of Directors



March 29, 2005                        Gwen M. Thompson
                                      President and Chief Executive Officer

                        CLOVER COMMUNITY BANKSHARES, INC.
                              124 NORTH MAIN STREET
                          CLOVER, SOUTH CAROLINA 29710
                                 (803) 222-7660


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Clover Community Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 7:00 p.m. on Monday, April 18, 2005 at Clover Community Bank, 124 North Main Street, Clover, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement is furnished on or about March 29, 2005, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal contact, including contact by telephone or other electronic means, by directors and regular employees of the Company.


                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2004, including financial statements, is enclosed with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.


                               REVOCATION OF PROXY

         Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by delivery to Gwen M. Thompson, President and Chief Executive Officer, Clover Community Bankshares, Inc., 124 North Main Street, Clover, South Carolina 29710, of an instrument which by its terms revokes the proxy, or by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any record shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.


                                QUORUM AND VOTING

         At the close of business on March 4, 2005, there were outstanding 1,012,397 shares of the Company's common stock, with a par value of $0.01 per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 4, 2005 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

         A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter. Votes that are withheld or shares that are not voted on any such matter will have no effect on the outcome.


                       ACTIONS TO BE TAKEN BY THE PROXIES

         The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.


                              SHAREHOLDER PROPOSALS

         Any shareholder desiring to submit proposals for the consideration of the shareholders at the Annual Meeting in 2006 may do so by sending them in writing to Gwen M. Thompson, President and Chief Executive Officer, Clover Community Bankshares, Inc., Clover, South Carolina 29710. Such written proposals must be received prior to November 29, 2005, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. No shareholder proposal will be voted on at the Annual Meeting in 2006 unless it complies with the requirements of the Company's Bylaws and is received in writing by the Company at least 30 days prior to the Annual Meeting in 2006. If fewer than 31 days notice of the 2006 Annual Meeting is given, the written proposal must be received by the Company no later than the tenth day after the Company mails notice of the meeting to shareholders. With respect to any shareholder proposal not received by the Company prior to February 12, 2006, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         Management knows of no persons or entities that owned beneficially five percent or more of the Company's outstanding Common Stock as of March 4, 2005. The following table shows the number of shares of the Company's Common Stock beneficially owned as of March 4, 2005 by each director and each nominee for election to the Board of Directors of the Company, each executive officer named in the Summary Compensation Table, and by all directors and principal officers of the Company as a group. The percentages are calculated on the basis of the amount of outstanding securities of the Company as of the Record Date. The persons have sole voting and investment power except as noted.

                                 Amount and Nature                   Percent
Name of Beneficial                 of Beneficial                        of
     Owner                           Ownership                         Class
     -----                           ---------                         -----

Charles R. Burrell                       3,800 (1)                        *
David A. Cyphers                        13,327 (2)                     1.3%
Nancy C. Daves                          24,400 (3)                     2.5%
Herbert Kirsh                           25,400 (4)                     2.5%
James H. Owen, Jr.                      10,560 (5)                     1.0%
Gwen M. Thompson                         1,574                            *
James C. Young                           1,200 (6)                        *
All Directors and
principal officers as
 a group (8 persons)                    81,873                         8.1%
---------------------------
*Less than one percent
(1)   Includes 3,500 shares owned by Mr. Burrell's wife.
(2) Includes 4,000 shares owned by Sifford-Stine Insurance Agency, Inc., of which Mr. Cyphers is an executive officer, as to which Mr. Cyphers disclaims beneficial ownership; and 3,327 shares owned by Mr. Cyphers' children, and 3,000 shares owned by Mr. Cyphers' wife.
(3)   Includes 20,000 shares owned by Mrs. Daves' husband.
(4) Includes 10,100 shares owned by Mr. Kirsh's wife; 400 shares owned by Mr. Kirsh's son as to which Mr. Kirsh disclaims beneficial ownership; and 700 shares owned by Mutual Investors of Clover, an investment club of which Mr. Kirsh is Secretary and Treasurer.
(5) Includes 3,200 shares owned by Haseldon, Owen and Boloyan Profit Sharing Plan; 2,800 shares held in Mr. Owen's IRA account; and 160 shares held by Haselden, Owen and Boloyan, in which Mr. Owen is a partner.
(6)   Includes 400 shares owned by Mr. Young's wife.


                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors of the Company at seven. The Board has nominated seven directors for election at the 2005 Annual Meeting, all of whom are currently serving as directors. If elected, all nominees will hold office until the 2006 Annual Meeting or until their successors have been elected and qualified to serve. Information about the principal occupations and business experience of the nominees is set forth below. The Proxyholders named in the Proxy intend to vote for the persons listed in the table below. Should any nominee or nominees named become unable to serve as a director, the number of directors to be elected will be automatically reduced by the number of such persons unless the Board of Directors provides otherwise by resolution. If the Board of Directors by resolution nominates another person or persons in place of the nominee or nominees unable to serve, the Proxyholders intend to vote for election of such person or persons.

                                           Director                          Business Experience
        Name                   Age            Since                         During Past Five Years
        ----                   ---            -----                         ----------------------

Charles R. Burrell            68             1987          Retired Vice President and General Manager, Boyd Tire
                                                           and Appliance, Inc. (tire and appliance retailer).
David A. Cyphers              54             2003          Vice President, Sifford-Stine Insurance Agency, Inc.
Nancy C. Daves                54             2000          Vice President, Daves Land Development since 1980 (real
                                                           estate development); actively involved in family's
                                                           farming business; formerly worked with agricultural
                                                           lender; Corporate Secretary of the Company since 2001.
Herbert Kirsh                 75             1987          Chairman of the Board, Clover Community Bankshares,
                                                           Inc. (since 1998) and Clover Community Bank (since
                                                           1991); previously owner and President, Kirsh Department
                                                           Store (clothing store); Representative, South Carolina
                                                           Legislature; and Owner of Treasures Unlimited
                                                           (antiques) until 2001.
James H. Owen, Jr.            53             1987          Attorney, Haselden, Owen and Boloyan (law firm)
Gwen M. Thompson              51             1992          President, Chief Executive Officer and Chief Financial
                                                           Officer, Clover Community Bank and Clover Community
                                                           Bankshares, Inc. (since August, 2001); Principal
                                                           Accounting Officer (since 1998); Senior Vice President
                                                           (1989-2001); Corporate Secretary (1990-2001).
James C. Young                56             2001          Director of Operations for Maiden, N.C. and Clover,
                                                           S.C. manufacturing plants of North Safety Products

         None of the executive officers or directors are related by blood, marriage or adoption in the degree of first cousin or closer.

                      THE BOARD OF DIRECTORS AND COMMITTEES

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last full fiscal year, ending December 31, 2004, the Board of Directors met 21 times, including regular and special meetings. All directors attended at least 75% of the total number of meetings of the Board of Directors and committees of which they are members.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, five of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

         The Board of Directors has established an Audit Committee and an Executive Committee. Information about the functions, members and meetings of those committees is set forth below.

         Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee provides general oversight of financial reporting and of the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. During 2004, the Audit Committee held four meetings. The members of the Audit Committee are Nancy C. Daves, Herbert Kirsh, James C. Young, Charles R. Burrell and David A. Cyphers. The Audit Committee does not have a written charter. The members of the Audit Committee are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

         Executive Committee

         The Executive Committee acts to review and recommend salary levels for top management positions, in addition to handling personnel matters. During 2004, the Executive Committee held two meetings. The members of the Executive Committee are Herbert Kirsh, James H. Owen, Jr. and Charles R. Burrell.

         Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board. A person who is a "Business Competitor" of the Company (as defined in the Bylaws) will not be eligible to serve as a director if the Board of Directors determines that it would not be in the Company's best interests for such person to serve as a director.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Board's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the Secretary of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the consent of the proposed nominee to serve if elected;
(c) a representation that the nominating shareholder is a record holder of the Company's stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the proposed nominee; (d) a description of all arrangements between the shareholder and the proposed nominee and any other person pursuant to which the nomination is to be made; (e) the name and address of the notifying shareholder; and (f) any other information required by Regulation 14A under the Securities Exchange Act of 1934. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Clover Community Bankshares, Inc., Post Office Box 69, Clover, South Carolina 29710. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the compensation paid in 2004 to the chief executive officer. No other executive officer received salary and bonus of at least $100,000 in 2004.

                           Summary Compensation Table

                                                               Annual Compensation(1)                 All other
    Name and Principal Position            Year               Salary               Bonus           Compensation(2)
    ---------------------------            ----               ------               -----           ---------------

Gwen M. Thompson                           2004              $97,337              $10,000             $10,699
     President, Chief Executive            2003              $94,500              $ 8,000             $10,614
     Officer, Chief Financial              2002              $90,000              $ 8,000             $ 9,378
     Officer,  and Director

----------------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of total salary plus bonus.
(2) Includes employer contributions to the Company's 401(K) Plan of $2,898 in 2002, $3,051 in 2003, and $3,136 in 2004; life insurance premiums of $480 in 2002; and life and disability insurance premiums of $1,563 in 2003 and 2004; and directors fees of $6,000 in each of 2002, 2003 and 2004.

Director Compensation

         During 2004, the Company paid each director $500 per month for attendance at Board of Director meetings, committee participation and special assignments.

Employees' Retirement Savings Plan

         The Company has established the Clover Community Bankshares, Inc. Employees' Retirement Savings Plan (the "Plan"), for the exclusive benefit of all eligible employees and their beneficiaries. Employees are eligible to participate in the Plan after attaining age 21, completing 12 months of service, and being credited with 1,000 hours of service during the eligibility computation period. Employees are allowed to defer their salary up to the maximum dollar amount determined by the federal government each year. The Company will match $.50 for each dollar contributed by the employees up to 6% of their total pay and can elect to make discretionary contributions as well. Employees are fully vested in both the matching and discretionary contributions after 6 years of service.

Equity Compensation Plan Information

         The Company does not presently have any stock option or other equity compensation plans or arrangements.

                              EXTENSIONS OF CREDIT
                             AND OTHER TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2004 was $1,046,446. During 2004, $794,915 of new loans were made and repayments totaled $2,016,642.

         During 2004, the law firm of Haselden, Owen and Boloyan, Clover, South Carolina, of which James H. Owen, Jr., a director of the Company, is a partner, provided legal services to the Company. Since the Company was founded, it has regularly used the services of this law firm and proposes to continue such relationship in the current year.

         The Company has purchased insurance through Sifford-Stine Insurance Agency, Inc., Clover, South Carolina, of which David A. Cyphers, a director of the Company, is a vice president, since the Company was founded, and has regularly used Sifford-Stine Insurance Agency, Inc. as its insurance broker/agent.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 filed by such persons and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2004, except James H. Owen, Jr. filed one report on Form 4 late.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2005. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2004 and 2003, and for other services rendered during such years on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $25,400 and $35,350 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". Elliott Davis, LLC did not bill the Company for any audit-related fees for the years ended December 31, 2003 or 2004.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2003 and 2004, respectively, Elliott Davis, LLC billed the Company an aggregate of $3,400 and $3,500 for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. These services include agreed upon procedures for the Federal Home Loan Bank of Atlanta. For the year ended December 31, 2003, Elliott Davis, LLC billed the Company an aggregate of $1,160 for all other fees and did not bill for any other fees for the year ended December 31, 2004.

         In making its decision to recommend appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2005, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2004, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2004. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

               Charles R. Burrell               Herbert Kirsh
               David A. Cyphers                 James C. Young
               Nancy C. Daves

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at the meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2004, free of charge by requesting such form in writing from Gerald L. Bolin, Executive Vice President and Chief Operating Officer, Clover Community Bank, 124 North Main Street, Clover, South Carolina 29710. Copies may also be obtained from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                        CLOVER COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS -MONDAY, APRIL 18, 2005

         Frank McC. Gadsden or Judy M. Lark, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned all of the shares of Common Stock of Clover Community Bankshares, Inc. held of record by the undersigned on March 4, 2005, at the Annual Meeting of Shareholders to be held on April 18, 2005, at 7:00 p.m. and at any adjournment thereof, as follows:

1.    ELECTION  OF    [ ] FOR all nominees listed   [ ] WITHHOLD AUTHORITY
      DIRECTORS           below (except any I have      to vote for all nominees
                          written below)                below


Charles R. Burrell, David A. Cyphers, Nancy C. Daves, Herbert Kirsh, James H. Owen, Jr., Gwen M. Thompson, James C. Young

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign below exactly as your name appears on the stock certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. All joint owners must sign.

Dated:_________, 2005
                                            ------------------------------------

                                            ------------------------------------

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

This is a revocable proxy and may be revoked at the pleasure of the shareholder prior to its exercise. Returning the signed proxy will not prevent you from voting in person if you attend the meeting. However, for planning purposes, management would like to know if you will be attending. Please so indicate by checking the appropriate box.

              [ ] YES I plan to attend           [ ] NO I do not plan to attend